                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

                    JARDINE FLEMING CHINA REGION FUND, INC.
                    ---------------------------------------
                (Name of Registrant as Specified in its Charter)

                    JARDINE FLEMING CHINA REGION FUND, INC.
                    ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
     _________________________________________________________
2)   Aggregate number of securities to which transaction applies:
     _________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
     _________________________________________________________
4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________
5)   Total fee paid.
     _________________________________________________________
[ ]  Fee paid previously with preliminary materials.
     _________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

     1)   Amount previously paid:
     _________________________________________________________
     2)   Form, schedule, or Registration Statement no.:
     _________________________________________________________
     3)   Filing party:
     _________________________________________________________
     4)   Date filed:
     _________________________________________________________

                                     (LOGO)

                    JARDINE FLEMING CHINA REGION FUND, INC.

                              100 East Pratt Street

                           Baltimore, Maryland 21202


      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2000

   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming China Region Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 11, 2000, at 10:00 a.m. for the following purposes:

   (1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   (2) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers, LLP as independent accountants of the Company for the fiscal year 2000;

   (3) to consider and act upon a proposal to approve a change in the Company's fundamental policies to permit the Company to borrow an additional amount of money not to exceed in aggregate 10% (calculated at the lower of cost or current market value) of the Company's total assets (not including the amount borrowed); and

   (4) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.


   Monday, February 28, 2000, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                Henry H. Hopkins
                                Assistant Secretary

Baltimore, Maryland
March 15, 2000


             YOUR VOTE IS IMPORTANT -- Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Jardine Fleming China Region Fund, Inc.
             Annual Meeting.
                                                                    JFCRM-PS-00

                                     (LOGO)

                    JARDINE FLEMING CHINA REGION FUND, INC.

                100 East Pratt Street Baltimore, Maryland 21202


                                PROXY STATEMENT


                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "COMPANY") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 11, 2000, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers, LLP as independent accountants of the Company for the fiscal year 2000;

(3) to consider and act upon a proposal to approve a change in the Company's fundamental policies to permit the Company to borrow an additional amount of money not to exceed in aggregate 10% (calculated at the lower of cost or current market value) of the Company's total assets (not including the amount borrowed); and

(4) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Company's stockholders on or about March 15, 2000.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Company has retained the services of MacKenzie Partners, Inc., to assist it in soliciting proxies for a fee of US $6,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company without additional compensation to them.

The Board of Directors has selected Emmett J. Rice and Kirk M. Joy, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the Baltimore address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 28, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 9,101,372 shares of Common Stock, par value $0.01 per share. Stockholders of the Company on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting.

The principal executive offices of the Company are located at 100 East Pratt Street, Baltimore, Maryland 21202.


                               PRINCIPAL HOLDERS

As of February 28, 2000, to the knowledge of the Company, the following shareholders owned more than five percent of its outstanding shares.

                                                                                                              Amount and Nature of
Title of Class                                                      Name and Address of Beneficial Owner      Beneficial Ownership
------------------------------------------------------------------------------------------------------------------------------------

Common Stock                                                        Eternity Ltd.                             709,700 shares
                                                                    Templeton Bldg.                           Direct ownership
                                                                    Lyford Cay
                                                                    P.O. Box N7776
                                                                    Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                                        President and Fellows of Harvard College  1,751,600 shares
                                                                    c/o Harvard Management Company, Inc.      Direct ownership
                                                                    600 Atlantic Avenue
                                                                    Boston, Massachusetts 02210
------------------------------------------------------------------------------------------------------------------------------------



                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

There are seven members in the current Board of Directors. Mr. A. Douglas Eu was elected the President of the Company on May 12, 1999, while The Rt. Hon. The Earl of Cromer, the former President, continues to be the Chairman and a director of the Company. Three of the current members of the Board of Directors have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

The Rt. Hon. The Earl of Cromer and Mr. Alexander R. Hamilton were last elected by the stockholders at the 1997 Annual Meeting on May 8, 1997, to serve as Class I directors for a term of three years. In accordance with the terms of that election, their terms expire at the 2000 Annual Meeting. The Earl of Cromer and Mr. Hamilton have been nominated to serve as Class I directors for a three-year term and until their successors shall have been elected and qualified.

Mr. S.M. Chung was first appointed to serve as a director on February 12, 1998. He was last elected by the stockholders at the 1998 Annual Meeting on May 14, 1998, to serve as a Class I director for a two-year term expiring at the 2000 Annual Meeting. He has been nominated to serve as a Class I director for a three-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

The Board knows of no reason why any of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

As of February 28, 2000, the following Directors owned shares of Common Stock of the Company:

Name                              Number of Shares Held
--------------------------------------------------------
The Earl of Cromer                               2,000
--------------------------------------------------------
Alexander R. Hamilton                              500
--------------------------------------------------------
Ng Yook Man                                      1,000
--------------------------------------------------------
Julian M.I. Reid                                   400
--------------------------------------------------------
Emmett J. Rice                                   1,000
--------------------------------------------------------



None of the other directors or officers of the Company had any beneficial ownership in any stock of the Company, and the officers and directors as a group own less than 1% of the Common Stock of the Company.

There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents, or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since January 1, 1999.

Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of the Investment Adviser since 1992.

Mr. S.M. Chung joined Jardine Fleming on November 16, 1999 as a director of various companies within the Jardine Fleming group.

No other director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

No director or nominee for election as director has, or has had, any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, or any parent or subsidiary of such entities was or is to be a party.

There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT")) is indicated by an asterisk (" * ") preceding his name.

Name, Address,                                                Principal Occupations or
Class (1), and Age                                            Employment in Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon.                                                  Chairman of the Company (effective May 13,1998);
The Earl of Cromer (2)                                        Chief Executive Officer of Cromer Associates Limited; Chairman of Lloy
Class I, Age: 54                                              George-Standard Chartered China Fund Limited and Philippine Discovery
6, Sloane Terrace Mansions,                                   Investment Company Limited; Director of A1HQ.com Inc., Schroder Asia P
London SW1X 9DG                                               Fund Limited, and Korea Asia Fund Limited; former Director of Inchcape
United Kingdom                                                Limited.
------------------------------------------------------------------------------------------------------------------------------------
*A. Douglas Eu                                                President (effective May 12, 1999) and Treasurer (effective January 22
Class II, Age: 38                                             Company; Chief Operations Officer and Secretary of the Investment Advi
6220 Cape Mansion,                                            Director of Jardine Fleming India Fund, Inc., JF Philippine Fund Inc.,
62 Mt. Davis Road,                                            Indonesia Fund, Inc.; former Director of Jardine Fleming Investment Ma
Hong Kong                                                     Limited.
------------------------------------------------------------------------------------------------------------------------------------
*S. M. Chung                                                  Director of Jardine Fleming Holdings Limited, Jardine Fleming Unit Tru
Class I, Age: 48                                              Fleming Flagship Fund, Fleming Flagship Series II, Kowloon-Canton Rail
46th Floor,                                                   Corporation; Chairman of The Hong Kong Housing Society; former Chief E
Jardine House,                                                of the Hong Kong Special Administrative Region Government Land Fund an
1 Connaught Place,                                            Chairman of Nanyang Commercial Bank Limited.
Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton (2)                                   Director of Citic Pacific Limited, The Swank Shop Limited, Cosco Inter
Class I, Age: 58                                              Holdings Limited, Cosco Pacific Limited, Esprit Holdings Limited, Kwon
Flat E, 15th Floor,                                           Limited, Man Sang International Limited, and Boto International Holdin
Gold Ning Mansion,
5 Tai Hang Drive,
Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Ng Yook Man (2)                                               Registered Architect in Hong Kong.
Class II, Age: 69
1st Floor,
Full View Comm. Building,
140-142 Des Voeux Road,
Central, Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                                             Chief Executive Officer of Anglo American Asset Management Limited;
Class III, Age: 55                                            Chairman of Jardine Fleming India Fund, Inc.; Director of JF Philippin
27 Burton Court, Franklins Row London SW3 4SZ                 and JF Indonesia Fund, Inc.; former Director of Jardine Fleming Intern
United Kingdom                                                Holdings Limited and Jardine Fleming Investment Management Limited.
------------------------------------------------------------------------------------------------------------------------------------
Emmett J. Rice (2)                                            Consultant, Director of Tredegar Industries, Inc., and Albemarle Corpo
Class III, Age: 80                                            former member of the Board of Governors of the Federal Reserve System;
1673 Myrtle Street, N.W.,                                     former Director of Fixed Income and International Funds of T. Rowe Pri
Washington, D.C. 20012
------------------------------------------------------------------------------------------------------------------------------------

(1)Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I directors will be elected for three-year terms as of the Meeting. Class II directors will serve until the 2001 Annual Meeting with the position then becoming one for subsequent three-year terms. Class III directors will serve until the 2002 Annual Meeting with the position then becoming one for subsequent three-year terms.

(2)   Denotes member of the Audit Committee of the Board of Directors.

During the fiscal year ended December 31, 1999, the Board of Directors held a total of four meetings. The Board has an Audit Committee, but does not have a Nominating Committee. The Audit Committee met twice during the fiscal year ended December 31, 1999. At present, the Audit Committee members are Messrs. Hamilton, Ng, Rice, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. Other than Mr. Barrow, who resigned from the Board on November 24, 1999, all of the directors attended more than 75% of the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.

In addition to Mr. Eu, the executive officers listed below hold the following positions with the Company:

Name and Age
Title and Period of        Other Principal Occupations in Past Five Years
Service
--------------------------------------------------------------------------------
Anthony John Morgan        Director of Jardine Fleming Australia Management
Age: 34                    Limited, Jardine Fleming Capital Partners Ltd. and
Secretary with effect      Al-Meezan Investment and Financial Services (Private)
from                       Limited; former Company Secretary of Jardine Fleming
October 1, 1999            China Region Limited and Jardine Fleming Asia Pacific
                           Limited.
--------------------------------------------------------------------------------
Henry H. Hopkins           Director of T. Rowe Price Associates, Inc., since
Age: 57                    1987 and a managing director of that company since
Assistant Secretary since  1989.
commencement of
operations
--------------------------------------------------------------------------------

                     COMPENSATION OF DIRECTORS AND OFFICERS

The directors and officers of the Company who are officers or employees of the Investment Adviser receive no remuneration from the Company. The directors of the Company do not receive any pensions or retirement benefits from the Company or the Investment Adviser.

The table below sets forth the compensation paid by the Company to its directors for the year ended December 31, 1999:

                                                           Total Compensation From
                                     Total Compensation   Company and Fund Complex
Name of Person, Position                From Company           With Two Funds
------------------------------------------------------------------------------------
 The Rt. Hon. The Earl of Cromer,         $15,275                 $15,275
Chairman and Director
------------------------------------------------------------------------------------
Martin Gilbert Barrow, Director           $10,507                 $10,507
(resigned effective November 24,
1999)
------------------------------------------------------------------------------------
S. M. Chung, Director                     $10,760                 $10,760
------------------------------------------------------------------------------------
A. R. Hamilton, Director                  $14,000                 $14,000
------------------------------------------------------------------------------------
Ng Yook Man, Director                     $14,000                 $14,000
------------------------------------------------------------------------------------
Julian M. I. Reid, Director               $13,000                 $13,000
------------------------------------------------------------------------------------
Emmett J. Rice, Director                  $14,000                 $14,000
------------------------------------------------------------------------------------
Total                                     $91,542                 $91,542
------------------------------------------------------------------------------------


The compensation from the Company is comprised solely of directors' and attendance fees. The fees are paid on the basis of an annual fee of $10,000 plus $500 per meeting attended. In addition, a premium of $2,000 per annum is payable to the Chairman effective May 12, 1999. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser. Mr. Chung ceased to receive such fees since November 16, 1999 as he has become affiliated to the Investment Adviser.

None of the executive officers of the Company received any compensation from the Company for the year ended December 31, 1999.


      PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP ("PWC") has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) to audit the accounts of the Company for and during 2000, subject to ratification by the stockholders at the Meeting. This firm served as independent accountants of the Company for 1999. The Board does not know of any direct or indirect financial interest of PWC in the Company.

A representative of PWC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

In 1999, PWC performed various professional services for the Company, including the examination of the financial statements of the Company for that year. PWC has also been engaged to assist with the preparation of corporate tax returns for 1999.

The Audit Committee of the Board of Directors recommended the selection of PWC as independent accountants for 2000 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of PWC and concluded there was no effect upon their independence.

The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of PWC. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2000.


           PROPOSAL NO. 3 AMENDMENT TO COMPANY'S INVESTMENT POLICIES

At the Company's Board of Directors meeting on November 24, 1999, the directors agreed to approve a change in the Company's fundamental policies to permit the Company to borrow an additional amount of money not to exceed in aggregate 10% (calculated at the lower of cost or current market value) of the Company's total assets (not including the amount borrowed). The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

The Company's current fundamental policy in the area of borrowing is as follows:

       "Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws, and except that the Fund may borrow money in an amount not to exceed 15% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed)
       (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions and (c) for repurchases of its Common Stock. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions."

As amended, the Company's fundamental policy on borrowing would be as follows:

       "Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax laws; (ii) borrow money (including through reverse repurchase agreements) in an aggregate amount not to exceed 10% (calculated at the lower of cost or current market value) of the Fund's total assets (not including the amount borrowed); and (iii) borrow an additional amount not to exceed 15% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions and (c) for repurchases of its common stock. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions."

The Board has noted that, because the Investment Adviser is not permitted to borrow funds for the purpose of investing in securities, the Investment Adviser has therefore been restricted to using funds from the liquidation of existing holdings for the purposes of making additional investments. This has constrained the Investment Adviser from taking advantage of opportunities to add value to the Company during a rising market. The Board believes that the proposed change in the Company's borrowing policy would give the Investment Adviser the flexibility to take advantage of such opportunities when it believes that the return from additional investments shall exceed the cost of borrowing. It is however worth noting that gearing will cause the Company's losses to increase if there is a decline in the value of the securities purchased with the proceeds of the loan. This is because of the increased exposure in the underlying securities and also the borrowing costs incurred.

Approval of the proposed amendment to the fundamental policy requires the affirmative vote of the holders of a majority of the Company's outstanding voting shares. If the proposed amendment is approved, the change in the Company's fundamental policies will become effective on or about May 11, 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE COMPANY'S FUNDAMENTAL POLICIES TO PERMIT THE COMPANY TO BORROW AN ADDITIONAL AMOUNT OF MONEY NOT TO EXCEED IN AGGREGATE 10% (CALCULATED AT THE LOWER OF COST OR CURRENT MARKET VALUE) OF THE COMPANY'S TOTAL ASSETS (NOT INCLUDING THE AMOUNT BORROWED).


                             ADDITIONAL INFORMATION


                             THE INVESTMENT ADVISER

The Company's Investment Adviser is Jardine Fleming International Management Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.


                               THE ADMINISTRATOR

The Company's Administrator is T. Rowe Price Services, Inc., whose address is 100 East Pratt Street, Baltimore, Maryland, 21202.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2001 Annual Meeting of the Stockholders of the Company must be received by November 16, 2000, to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2001 Annual Meeting where the proposal is not received by November 16, 2000, should notify the Company no later than January 31, 2001. If notice is not received by January 31, 2001, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the Securities and Exchange Commission; (2) the provisions of the Company's Certificate of Incorporation and Bylaws; and (3) Maryland law. The Company expects the 2001 Annual Meeting will be held in May of 2001.


                                 OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

STATE STREET BANK & TRUST COMPANY P.O. Box 8200 Boston, MA 02266-8200
800-426-5523

____
 X   PLEASE MARK VOTES
____ AS IN THIS EXAMPLE

___________________________________   THE BOARD OF DIRECTORS UNANIMOUSLY
JARDINE FLEMING CHINA REGION FUND, INC.
RECOMMENDS A VOTE "FOR" PROPOSALS
___________________________________   1 (INCLUDING ALL NOMINEES FOR
                                      DIRECTOR), 2 AND 3.

                                      1.  Election of Directors

                                                     For     With- For
                                                     All     hold  All
                                                     Nominees      Except

                                        Mr.S.M. Chung  / /    / /    / /
                                        The Rt. Hon. The
                                        Earl of Cromer / /    / /    / /
                                        Mr. A.R. Hamilton     / /   / /     / /

                                      NOTE: If you do not wish your shares voted
                                      "For" a particular nominee, mark the "For
                                      All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:                                   For Against Abstain

                                      2.  To ratify the
                                         appointment of
                                         PricewaterhouseCoopers,
                                          LLP as independent
                                          accountants of the
                                          Company for the fiscal
                                         year 2000.  / /    / /     / /

                                      3.  To approve a change
                                          in the Company's
                                          fundamental policies
                                          to permit the Company
                                          to borrow an additional
                                          amount of money not
                                          to exceed in aggregate
                                          10% (calculated at the
                                          lower of cost or current
                                          market value) of the
                                          Company's total assets
                                          (not including the amount
                                         borrowed).  / /    / /     / /

Please be sure to sign                Date
Mark box at right if an address
and date this Proxy.                   change or comment has been noted
                                      on the reverse side of this card.  / /


______________________
______________________
Stockholder sign here Co-owner sign here
--------------------------------------------------------------------------------
DETACH CARD                                                      DETACH CARD

                                JARDINE FLEMING CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 11, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Jardine Fleming China Region Fund, Inc.

                    JARDINE FLEMING CHINA REGION FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Company") hereby appoints Emmett J. Rice and Kirk M. Joy, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 11, 2000, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 15, 2000, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, FOR proposals 2 and 3, and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

_________________________________________________________________

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

_________________________________________________________________

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
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